UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2025

VisionWave Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-72741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301 Wilmington, DE.	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by VisionWave Holdings, Inc. (the “Company”) with the Securities and Exchange Commission on July 15, 2025 (the “Original Report”). The purpose of this Amendment is to amend Item 9.01(a) of the Original Report to provide the audited financial statements of VisionWave Technologies Inc. as of and for the year ended March 31, 2025, which were not available at the time of the Original Report. Except as set forth in this Amendment, the Original Report remains unchanged and in full force and effect.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited financial statements of VisionWave Technologies Inc. as of and for the year ended March 31, 2025, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

The audited financial statements of VisionWave Technologies Inc. as of and for the year ended March 31, 2024, and the unaudited financial statements of VisionWave Technologies Inc. for the interim periods ended December 31, 2024, are incorporated by reference herein from the Company’s Registration Statement on Form S-4 (File No. 333-284472), as amended and declared effective by the SEC on May 5, 2025.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2024, giving effect to the Business Combination, is also incorporated by reference herein from the Company’s Registration Statement on Form S-4 (File No. 333-2844), as amended and declared effective by the SEC on May 5, 2025.

(d) Exhibits:

Incorporated by Reference
Exhibit	Description	Schedule/ Form	File Number	Exhibits	Filing Date
99.1	Audited financial statements of VisionWave Technologies Inc. as of and for the year ended March 31, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

* Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2025

VisionWave Holdings Inc.

By:	/s/ Noam Kenig
Name:	Noam Kenig
Title:	Chief Executive Officer